[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[300,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC2

                                   [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                  JUNE 5, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                                   TERM SHEET
                                  JUNE 5, 2003

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC2

                           $300,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

---------------------------------------------------------------------------------------------------------------------------------
                                                           PAYMENT                           EXPECTED   STATED
                                            WAL (YRS)      WINDOW                              FINAL    FINAL    EXPECTED RATINGS
   CLASS         APPROX       COUPON         (CALL/        (CALL/     PAYMENT    INTEREST    MATURITY  MATURITY   (FITCH/MOODY'S
                SIZE ($)                    MATURITY)     MATURITY)    DELAY     ACCRUAL       (4)       (5)           /S&P)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A        250,500,000   LIBOR + [ ]    2.59/2.83    1-95/1-214      0      Actual/360    05/2011   6/2034    [AAA/Aaa/AAA]
                              (1), (2)
---------------------------------------------------------------------------------------------------------------------------------
CLASS X (6)       Notional     0.65%           N/A          N/A         24        30/360        N/A       N/A     [AAA/Aaa/AAA]
---------------------------------------------------------------------------------------------------------------------------------
CLASS S (7)       Notional  XX%-LIBOR(8)       N/A          N/A          0      Actual/360      N/A       N/A     [AAA/Aaa/AAA]
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-1       19,500,000   LIBOR + [ ]    5.25/5.81   39-95/39-177     0      Actual/360    05/2011   6/2034     [AA/Aa2/AA]
                             ( 1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-2       15,750,000   LIBOR + [ ]    5.21/5.70   38-95/38-159     0      Actual/360    05/2011   6/2034      [A+/A2/A]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-1        9,750,000   LIBOR + [ ]    5.20/5.53   37-95/37-135     0      Actual/360    05/2011   6/2034   [BBB+/Baa1/BBB+]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-2        4,500,000   LIBOR + [ ]    5.16/5.23   37-95/37-108     0      Actual/360    05/2011   6/2034    [BBB/Baa2/BBB]
                              (1), (3)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL          300,000,000
OFFERED:
---------------------------------------------------------------------------------------------------------------------------------

1) Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates will increase to 1.5x their respective margins on the following Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5) Assumes latest maturity date of Mortgage Loans plus one year

6) The Class X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class X notional balance, which with respect to any of the first twenty four Distribution Dates, will equal the lesser of (i) the amount specified on the Class X Notional Balance Schedule and (ii) the aggregate stated principal balance of the Mortgage Loans on the such Distribution Date, and thereafter zero.

7) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, with respect to any Distribution Date, will equal the aggregate outstanding certificate principal balance of the Offered Certificates.

8) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) the predetermined fixed rate minus One-Month LIBOR for such Distribution Date and (ii) zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                             212-449-3659         ssoltas@exchange.ml.com
Charles Sorrentino                       212-449-3659         csorrentino@exchange.ml.com
Brian Stoker                             212-449-3659         bstoker@exchange.ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                              212-449-0752         mwhalen@exchange.ml.com
Paul Park                                212-449-6380         ppark@exchange.ml.com
Ted Bouloukos                            212-449-5029         tbouloukos@exchange.ml.com
Fred Hubert                              212-449-5071         fhubert@exchange.ml.com
Alan Chan                                212-449-8140         alanchan@exchange.ml.com
Alice Chang                              212-449-1701         achang1@exchange.ml.com
Amanda DeZutter                          212-449-0425         adezutter@exchange.ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

TITLE OF OFFERED CERTIFICATES

Specialty Underwriting & Residential Finance ("SURF"), Mortgage Loan Asset-Backed Certificates, Series 2003-BC2, consisting of:
Class A, Class X and Class S Certificates, (collectively, the "Senior Certificates"),
Class M-1 and Class M-2 Certificates (collectively, the "Class M
Certificates"),
Class B-1 and Class B-2 Certificates (collectively, the "Class B
Certificates")

UNDERWRITERS

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney, Countrywide Securities Corporation

DEPOSITOR

Merrill Lynch Mortgage Investors, Inc.

SELLER

Merrill Lynch Mortgage Capital Inc.

SERVICER

Litton Loan Servicing, LP

TRUSTEE

J.P. Morgan Chase Bank

LOSS MITIGATION ADVISOR

The Murrayhill Company

CUT-OFF DATE

June 1, 2003

PRICING DATE

On or about June 6, 2003

CLOSING DATE

On or about June 26, 2003

DISTRIBUTION DATES

Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2003.

ERISA CONSIDERATIONS

The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT

The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS

For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION

The Trustee has the option to terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

MORTGAGE LOANS

The mortgage pool will consist of fixed rate and adjustable rate, first lien, sub-prime mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately $300,054,699 originated under the SURF program and will be serviced by Litton Loan Servicing, L.P.

TOTAL DEAL SIZE

Approximately $300,000,000

ADMINISTRATIVE FEES

The Servicer, Trustee and Loss Mitigation Advisor will be paid fees aggregating approximately 51.50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

1. Excess interest

2. Over-Collateralization

3. Subordination

EXCESS INTEREST

Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION

The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the senior certificates (commencing with the distribution date in November 2003) until the overcollateralization target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the over-collateralization target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the over-collateralization target amount (i.e., 2.00% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

Initial: 0.00% of original balance
Target: 2.00% of original balance before stepdown (2.70% of original balance if Step Up Trigger occurs before stepdown), 4.00% of currrent balance after stepdown (5.40% of current balance if Step Up Trigger occurs after stepdown)
Floor: 0.50% of original balance

STEP UP TRIGGER EVENT <Preliminary and Subject to Revision>

Any Distribution Date on or after the occurrence of the following: the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date equals or exceeds the following percentages:

DISTRIBUTION DATE OCCURRING                            LOSS PERCENTAGE
---------------------------                            ---------------
July 2005 - June 2006                 [3.00%]
July 2006 - June 2007                 [3.00%] with respect to July 2006, plus an additional
                                      1/12th of [1.25%] for each month thereafter
July 2007 - June 2008                 [4.25%] with respect to July 2007, plus an additional
                                      1/12th of [1.50%] for each month thereafter
July 2008 - June 2009                 [5.75%] with respect to July 2008, plus an additional
                                      1/12th of [0.75%] for each month thereafter
July 2009 and thereafter              [6.50%]

                          (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

    SUBORDINATION:              CLASSES            RATING (F/M/S)           SUBORDINATION (1)           SUBORDINATION (2)
                                -------            --------------           -----------------           -----------------
(1) includes OC target          Class A             [AAA/Aaa/AAA]                18.50%                       19.20%
(2) includes OC target         Class M-1             [AA/Aa2AA]                  12.00%                       12.70%
(after Step Up Trigger         Class M-2              [A+/A2/A]                   6.75%                        7.45%
occurs)                        Class B-1          [BBB+/Baa1/BBB+]                3.50%                        4.20%
                               Class B-2           [BBB/Baa2/BBB]                 2.00%                        2.70%

CLASS SIZES:          CLASSES        RATING (F/M/S)          CLASS SIZES
                      -------        --------------          -----------
                      Class A         [AAA/Aaa/AAA]            83.50%
                     Class M-1         [AA/Aa2/AA]              6.50%
                     Class M-2          [A+/A2/A]               5.25%
                     Class B-1      [BBB+/Baa1/BBB+]            3.25%
                     Class B-2       [BBB/Baa2/BBB]             1.50%

INTEREST ACCRUAL

Interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP

If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution Dates.

AVAILABLE FUNDS CAP

The pass-through rates of the Class A, Class M-1, Class M-2, Class B-1, and Class B-2 Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period less
(B) the sum of (i) the pass-through rate on the Class X Certificates on such Distribution Date and (ii) the pass-through rate on the Class S Certificates on such Distribution Date. Such reimbursement will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

MAXIMUM RATE CAP

The pass-through rate of the Certificates will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans, less the sum of (i) the pass-through rate on the Class X Certificates on such Distribution Date and (ii) the pass-through rate on the Class S Certificates on such Distribution Date. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT

If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

CASHFLOW PRIORITY <Preliminary and Subject to Revision>

1. Repayment of any unreimbursed Servicer advances.

2. Servicing Fees and Loss Mitigation Advisor Fees.

3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates, the Class X Certificates and the Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, and then to the Class B-2 Certificates.

4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

6. Excess interest to pay subordinate principal shortfalls.

7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

     After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, and fifth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A               37.00% (38.40% if Step Up Trigger occurs)
CLASS M-1             24.00% (25.40% if Step Up Trigger occurs)
CLASS M-2             13.50% (14.90% if Step Up Trigger occurs)
CLASS B-1              7.00% (8.40% if Step Up Trigger occurs)
CLASS B-2              4.00% (5.40% if Step Up Trigger occurs)

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the July 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE

The first Distribution Date on which the Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

37.00% (38.40%, if Step Up Trigger occurs) or
(16.50%+2.00%)*2 or (16.50+2.70%)*2, if Step Up Trigger occurs

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

STEP DOWN LOSS TRIGGER EVENT <Preliminary and Subject to Revision>

The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [42.50%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                      LOSS PERCENTAGE
---------------------------                      ---------------
July 2006 - June 2007          [3.00%] with respect to July 2006, plus an additional
                               1/12th of [1.25%] for each month thereafter
July 2007 - June 2008          [4.25%] with respect to July 2007, plus an additional
                               1/12th of [1.50%] for each month thereafter
July 2008 - June 2009          [5.75%] with respect to July 2008, plus an additional
                               1/12th of [0.75%] for each month thereafter
July 2009 and thereafter       [6.50%]
                               (PRELIMINARY AND SUBJECT TO REVISION)

CLASS X NOTIONAL BALANCE SCHEDULE

The Class X Notional Balance Schedule will be as set out herein.

PROSPECTUS

The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

----------------------------------------------------------------
Aggregate Outstanding Principal Balance             $300,054,699
Aggregate Original Principal Balance                $300,677,866
Number of Mortgage Loans                                   2,085
----------------------------------------------------------------

--------------------------------------------------------------------
                                 MINIMUM     MAXIMUM     AVERAGE (1)
                                 -------     -------     -----------
Original Principal Balance       $18,000     $600,000      $144,210
Outstanding Principal Balance    $17,945     $597,000      $143,911
--------------------------------------------------------------------

----------------------------------------------------------------------------
                                MINIMUM     MAXIMUM     WEIGHTED AVERAGE (2)
                                -------     -------     --------------------
Original Term (mos)                120         360               351
Stated Remaining Term (mos)        119         360               349
Loan Age (mos)                       0          10                 3
Current Interest Rate            5.240%     12.990%            7.650%
Initial Interest Rate Cap(4)     1.500%      3.000%            2.975%
Periodic Rate Cap(4)             1.000%      1.500%            1.225%
Gross Margin(4)                  3.750%     12.050%            6.917%
Maximum Mortgage Rate(4)        11.240%     24.000%           14.112%
Minimum Mortgage Rate(4)         3.750%     11.250%            7.558%
Months to Roll(4)                   15          60                22
Original Loan-to-Value           11.61%     100.00%            81.25%
Credit Score (3)                   507         806               615
----------------------------------------------------------------------------

--------------------------------------
                  EARLIEST     LATEST
                  --------     ------
Maturity Dates    05/01/13    06/01/33
--------------------------------------

------------------------------------------
                              PERCENT OF
          LIEN POSITION      MORTGAGE POOL
          -------------      -------------
1st                              99.37%
2nd                               0.63%
------------------------------------------

------------------------------------------
                              PERCENT OF
            OCCUPANCY        MORTGAGE POOL
            ---------        -------------
Primary                          92.19%
Second home                       0.98%
Investment                        6.83%
------------------------------------------

------------------------------------------
                              PERCENT OF
            LOAN TYPE        MORTGAGE POOL
            ---------        -------------
FRM                              32.70%
ARM                              67.30%
------------------------------------------

-----------------------------------------------------
     YEAR OF ORIGINATION     PERCENT OF MORTGAGE POOL
     -------------------     ------------------------
2002                                   7.03%
2003                                  92.97%
-----------------------------------------------------

-----------------------------------------------------
        LOAN PURPOSE         PERCENT OF MORTGAGE POOL
        ------------         ------------------------
Purchase                              23.86%
Rate/Term Refinance                    9.45%
Cashout Refinance                     66.70%
-----------------------------------------------------

-----------------------------------------------------
       PROPERTY TYPE         PERCENT OF MORTGAGE POOL
       -------------         ------------------------
Single Family Residence               79.53%
Townhouse                              0.08%
Condominium                            4.36%
Two- to Four-Family                    5.16%
Planned Unit Development              10.65%
Manufactured Housing                   0.22%
-----------------------------------------------------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF MORTGAGE RATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 WEIGHTED   WEIGHTED
                            NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE     AVERAGE    ORIGINAL    FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON     FICO       BALANCE      LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
6.500% or less                  145           $  28,166,904           9.39%        6.178%     654      $ 194,255     76.29%   72.01%
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                348              63,184,571          21.06         6.872      624        181,565     79.33    70.89
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                371              61,006,079          20.33         7.356      619        164,437     81.44    64.36
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                458              66,998,734          22.33         7.834      605        146,285     81.50    65.13
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                277              36,046,535          12.01         8.325      604        130,132     84.20    63.02
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                218              23,397,222           7.80         8.802      596        107,327     83.51    61.84
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                117              10,333,065           3.44         9.300      586         88,317     83.73    82.41
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                90               7,562,106           2.52         9.779      593         84,023     85.71    78.37
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%               17               1,188,072           0.40        10.304      577         69,887     77.21    80.99
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%               10                 576,955           0.19        10.779      598         57,696     80.72    69.04
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                9                 475,912           0.16        11.215      622         52,879     93.52    57.87
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%               18                 822,531           0.27        11.922      655         45,696     92.79    23.99
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                3                 124,557           0.04        12.414      624         41,519     91.41    33.09
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                4                 171,455           0.06        12.863      671         42,864    100.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,085           $ 300,054,699         100.00%        7.650%     615      $ 143,911     81.25%   67.15%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.240% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.650% per annum.

RANGE OF REMAINING MONTHS TO STATED MATURITY

-------------------------------------------------------------------------------------------------------------------------------
    RANGE OF                                                                WEIGHTED  WEIGHTED
 REMAINING MONTHS      NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE   AVERAGE    AVERAGE    ORIGINAL     FULL
TO STATED MATURITY   MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON     FICO     BALANCE      LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
109 to 120                   1           $      49,763           0.02%      10.500%      622     $ 49,763    100.00%    100.00%
-------------------------------------------------------------------------------------------------------------------------------
169 to 180                 120              11,097,763           3.70        8.177       616       92,481     79.79      62.14
-------------------------------------------------------------------------------------------------------------------------------
229 to 240                  57               4,990,779           1.66        8.179       604       87,558     75.67      78.10
-------------------------------------------------------------------------------------------------------------------------------
289 to 300                   1                 144,195           0.05        8.000       579      144,195     85.00     100.00
-------------------------------------------------------------------------------------------------------------------------------
349 to 360               1,906             283,772,199          94.57        7.619       615      148,884     81.40      67.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,085           $ 300,054,699         100.00%       7.650%      615     $143,911     81.25%     67.15%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 349 months.

RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED   WEIGHTED
RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL     NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE   AVERAGE
                BALANCES                    MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO    BALANCE
--------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                                   161           $  6,539,765            2.18%       9.216%     619      $ 40,620
--------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                               636             48,444,397           16.15        8.209      609        76,170
--------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000                              489             60,186,086           20.06        7.767      611       123,080
--------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                              368             63,561,800           21.18        7.560      618       172,722
--------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                              189             41,853,389           13.95        7.393      610       221,447
--------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                              113             30,903,502           10.30        7.378      613       273,482
--------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                               59             19,192,787            6.40        7.231      622       325,301
--------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                               37             13,937,185            4.64        7.351      626       376,681
--------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                               15              6,418,887            2.14        7.502      644       427,926
--------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                               13              6,199,574            2.07        6.996      615       476,890
--------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                                2              1,077,904            0.36        6.747      645       538,952
--------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                                3              1,739,423            0.58        6.872      648       579,808
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          2,085           $300,054,699          100.00%       7.650%     615      $143,911
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL   ORIGINAL    FULL
                BALANCES                      LTV        DOC
--------------------------------------------------------------
$50,000 or less                              76.80%     77.34%
--------------------------------------------------------------
$50,001 to $100,000                          80.55      78.20
--------------------------------------------------------------
$100,001 to $150,000                         81.41      73.12
--------------------------------------------------------------
$150,001 to $200,000                         81.43      63.10
--------------------------------------------------------------
$200,001 to $250,000                         80.72      61.86
--------------------------------------------------------------
$250,001 to $300,000                         82.23      63.66
--------------------------------------------------------------
$300,001 to $350,000                         82.48      54.22
--------------------------------------------------------------
$350,001 to $400,000                         80.70      59.32
--------------------------------------------------------------
$400,001 to $450,000                         83.94      40.61
--------------------------------------------------------------
$450,001 to $500,000                         81.29      76.72
--------------------------------------------------------------
$500,001 to $550,000                         87.50     100.00
--------------------------------------------------------------
$550,001 to $600,000                         77.94     100.00
--------------------------------------------------------------
TOTAL:                                       81.25%     67.15%
--------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $17,945 to approximately $597,000 and the average outstanding principal balance of the Mortgage Loans was approximately $143,911

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

PRODUCT TYPES

------------------------------------------------------------------------------------------------------------------------------
                                                                            WEIGHTED    WEIGHTED
                         NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF    AVERAGE     AVERAGE    AVERAGE    ORIGINAL    FULL
PRODUCT TYPES         MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL   COUPON       FICO     BALANCE      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans          50          $   4,438,464          1.48%        7.701%      610      $ 88,769     72.77%    70.22%
------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans          39              3,422,879          1.14         8.464       605        87,766     78.87     74.26
------------------------------------------------------------------------------------------------------------------------------
25 Year Fixed Loans           1                275,233          0.09         7.875       661       275,233     80.00    100.00
------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans         593             83,734,663         27.91         7.598       615       141,205     79.30     71.92
------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans          64              6,259,237          2.09         8.533       621        97,801     85.01     56.92
------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans          1,239            188,987,529         62.98         7.618       615       152,532     82.19     64.40
------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans             97             12,522,836          4.17         7.808       611       129,101     81.89     76.87
------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans              2                413,858          0.14         7.197       641       206,929     84.13    100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,085          $ 300,054,699        100.00%        7.650%      615      $143,911     81.25%    67.15%
------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

---------------------------------------------------------------------------------------------------------------------------
                                                                             WEIGHTED  WEIGHTED
  STATE DISTRIBUTIONS       NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE   AVERAGE   AVERAGE   ORIGINAL   FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO    BALANCE     LTV       DOC
---------------------------------------------------------------------------------------------------------------------------
Alabama                         16          $   1,614,451          0.54%      7.954%     631     $100,903   82.55%    38.38%
---------------------------------------------------------------------------------------------------------------------------
Arizona                         51              7,452,098          2.48       7.805      618      146,120   84.11     68.91
---------------------------------------------------------------------------------------------------------------------------
Arkansas                         5                495,110          0.17       8.686      609       99,022   83.89     67.52
---------------------------------------------------------------------------------------------------------------------------
California                     402             81,017,938         27.00       7.230      630      201,537   79.58     59.22
---------------------------------------------------------------------------------------------------------------------------
Colorado                        55              7,917,242          2.64       7.638      615      143,950   83.02     72.67
---------------------------------------------------------------------------------------------------------------------------
Connecticut                     41              6,555,202          2.18       7.619      596      159,883   80.37     72.61
---------------------------------------------------------------------------------------------------------------------------
Delaware                         2                360,590          0.12       6.286      597      180,295   77.38    100.00
---------------------------------------------------------------------------------------------------------------------------
District of Columbia             1                174,860          0.06       9.625      705      174,860   80.00    100.00
---------------------------------------------------------------------------------------------------------------------------
Florida                        163             20,059,297          6.69       7.908      614      123,063   80.14     55.72
---------------------------------------------------------------------------------------------------------------------------
Georgia                         14              2,209,831          0.74       7.827      599      157,845   86.65     65.78
---------------------------------------------------------------------------------------------------------------------------
Idaho                            1                 71,841          0.02       7.560      576       71,841   80.00    100.00
---------------------------------------------------------------------------------------------------------------------------
Illinois                        76             10,784,194          3.59       7.961      603      141,897   80.59     68.80
---------------------------------------------------------------------------------------------------------------------------
Indiana                         83              7,609,147          2.54       7.932      603       91,676   82.53     82.56
---------------------------------------------------------------------------------------------------------------------------
Iowa                             5                435,533          0.15       8.482      610       87,107   90.27    100.00
---------------------------------------------------------------------------------------------------------------------------
Kansas                          22              1,717,109          0.57       8.161      609       78,050   85.34     70.07
---------------------------------------------------------------------------------------------------------------------------
Kentucky                        44              4,614,571          1.54       7.899      607      104,877   84.21     81.68
---------------------------------------------------------------------------------------------------------------------------
Louisiana                       28              2,792,286          0.93       8.496      605       99,725   82.41     55.22
---------------------------------------------------------------------------------------------------------------------------
Maine                            2                129,470          0.04       8.333      630       64,735   90.00    100.00
---------------------------------------------------------------------------------------------------------------------------
Maryland                        40              6,963,133          2.32       7.414      613      174,078   81.92     76.59
---------------------------------------------------------------------------------------------------------------------------
Massachusetts                   51             10,762,233          3.59       7.466      619      211,024   76.50     53.74
---------------------------------------------------------------------------------------------------------------------------
Michigan                        57              5,607,889          1.87       8.104      609       98,384   84.00     61.00
---------------------------------------------------------------------------------------------------------------------------
Minnesota                       75             12,653,667          4.22       7.536      612      168,716   81.64     64.63
---------------------------------------------------------------------------------------------------------------------------
Mississippi                     11              1,029,184          0.34       8.542      600       93,562   87.63     64.61
---------------------------------------------------------------------------------------------------------------------------
Missouri                       106              9,877,548          3.29       8.232      612       93,184   85.73     85.76
---------------------------------------------------------------------------------------------------------------------------
Nebraska                        15              1,121,434          0.37       8.318      611       74,762   84.04     72.56
---------------------------------------------------------------------------------------------------------------------------
Nevada                          28              3,784,853          1.26       7.794      619      135,173   83.43     61.39
---------------------------------------------------------------------------------------------------------------------------
New Hampshire                    3                404,007          0.13       7.143      595      134,669   71.30     66.26
---------------------------------------------------------------------------------------------------------------------------
New Jersey                      29              5,452,959          1.82       7.513      613      188,033   79.32     63.88
---------------------------------------------------------------------------------------------------------------------------
New Mexico                      16              2,152,338          0.72       7.859      591      134,521   78.58     72.69
---------------------------------------------------------------------------------------------------------------------------
New York                        50              9,740,566          3.25       7.429      594      194,811   74.90     59.99
---------------------------------------------------------------------------------------------------------------------------
North Carolina                  53              6,030,793          2.01       7.846      619      113,789   81.99     70.18
---------------------------------------------------------------------------------------------------------------------------
North Dakota                     1                 32,500          0.01       7.990      615       32,500   41.14    100.00
---------------------------------------------------------------------------------------------------------------------------
Ohio                           119             11,712,563          3.90       7.886      597       98,425   83.70     88.71
---------------------------------------------------------------------------------------------------------------------------
Oklahoma                         2                155,152          0.05       7.836      613       77,576   86.58     65.78
---------------------------------------------------------------------------------------------------------------------------
Oregon                          12              2,067,736          0.69       7.587      626      172,311   85.85     54.68
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania                    53              6,082,517          2.03       7.970      588      114,764   81.67     79.97
---------------------------------------------------------------------------------------------------------------------------
Rhode Island                    26              4,166,547          1.39       7.428      607      160,252   79.72     64.88
---------------------------------------------------------------------------------------------------------------------------
South Carolina                  36              3,796,137          1.27       7.759      606      105,448   81.28     86.89
---------------------------------------------------------------------------------------------------------------------------
South Dakota                     1                110,842          0.04       7.730      611      110,842   76.55      0.00
---------------------------------------------------------------------------------------------------------------------------
Tennessee                       47              4,977,728          1.66       7.887      623      105,909   84.42     79.70
---------------------------------------------------------------------------------------------------------------------------
Texas                           66              9,662,236          3.22       8.419      617      146,398   85.10     58.07
---------------------------------------------------------------------------------------------------------------------------
Utah                            12              1,914,987          0.64       7.695      627      159,582   82.50     79.66
---------------------------------------------------------------------------------------------------------------------------
Virginia                        89             13,659,307          4.55       7.593      614      153,475   83.34     77.62
---------------------------------------------------------------------------------------------------------------------------
Washington                      39              6,680,273          2.23       7.460      601      171,289   81.37     78.04
---------------------------------------------------------------------------------------------------------------------------
West Virginia                    5                385,961          0.13       8.213      604       77,192   83.00    100.00
---------------------------------------------------------------------------------------------------------------------------
Wisconsin                       27              2,502,571          0.83       8.223      602       92,688   82.47     84.49
---------------------------------------------------------------------------------------------------------------------------
Wyoming                          5                556,269          0.19       7.431      639      111,254   86.35    100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,085          $ 300,054,699        100.00%      7.650%     615     $143,911   81.25%    67.15%
---------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            WEIGHTED  WEIGHTED
                                           NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE   AVERAGE   AVERAGE   ORIGINAL
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO    BALANCE      LTV
----------------------------------------------------------------------------------------------------------------------------------
 50.00% or less                                73          $  7,327,464           2.44%       7.415%    599     $100,376   41.24%
--------------------------------------------------------------------------------------------------------------------------------
 50.01% to 55.00%                              19             2,453,543           0.82        7.621     594      129,134   53.10
--------------------------------------------------------------------------------------------------------------------------------
 55.01% to 60.00%                              37             4,388,337           1.46        7.265     594      118,604   58.27
--------------------------------------------------------------------------------------------------------------------------------
 60.01% to 65.00%                              61            10,393,315           3.46        7.464     598      170,382   63.46
--------------------------------------------------------------------------------------------------------------------------------
 65.01% to 70.00%                             120            16,671,391           5.56        7.606     595      138,928   68.26
--------------------------------------------------------------------------------------------------------------------------------
 70.01% to 75.00%                             187            26,027,211           8.67        7.576     606      139,183   73.96
--------------------------------------------------------------------------------------------------------------------------------
 75.01% to 80.00%                             531            82,374,768          27.45        7.327     622      155,131   79.58
--------------------------------------------------------------------------------------------------------------------------------
 80.01% to 85.00%                             320            45,881,268          15.29        7.666     608      143,379   84.41
--------------------------------------------------------------------------------------------------------------------------------
 85.01% to 90.00%                             499            71,949,448          23.98        7.903     618      144,187   89.65
--------------------------------------------------------------------------------------------------------------------------------
 90.01% to 95.00%                             197            30,487,136          10.16        7.949     627      154,757   94.53
--------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                              41             2,100,817           0.70       10.742     666       51,239   99.36
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,085          $300,054,699         100.00%       7.650%    615     $143,911   81.25%
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
                                         FULL
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS   DOC
---------------------------------------------
50.00% or less                          69.46%
---------------------------------------------
50.01% to 55.00%                        65.22
---------------------------------------------
55.01% to 60.00%                        65.40
---------------------------------------------
60.01% to 65.00%                        64.02
---------------------------------------------
65.01% to 70.00%                        58.96
---------------------------------------------
70.01% to 75.00%                        56.42
---------------------------------------------
75.01% to 80.00%                        60.83
---------------------------------------------
80.01% to 85.00%                        65.42
---------------------------------------------
85.01% to 90.00%                        70.12
---------------------------------------------
90.01% to 95.00%                        95.74
---------------------------------------------
95.01% to 100.00%                       46.67
---------------------------------------------
TOTAL:                                  67.15%
---------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.61% to 100.00%. With respect to the Mortgage Loans that are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.63% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.42%. The weighted average Second Lien ratio for the Mortgage Loans that are in a second lien position was approximately 19.53%.

LOAN PURPOSE

--------------------------------------------------------------------------------------------------------------------------------
                                                                               WEIGHTED   WEIGHTED
                           NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL    FULL
LOAN PURPOSE            MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE       LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout         1,379           $ 200,130,707          66.70%       7.623%      607      $145,127    80.51%    69.94%
--------------------------------------------------------------------------------------------------------------------------------
Purchase                      505              71,581,908          23.86        7.758       638       141,746    83.47     57.63
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term         201              28,342,084           9.45        7.561       611       141,005    80.90     71.49
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,085           $ 300,054,699         100.00%       7.650%      615      $143,911    81.25%    67.15%
--------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  WEIGHTED   WEIGHTED
                              NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL    FULL
PROPERTY TYPE              MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE      LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        1,704           $ 238,625,268          79.53%       7.645%      613      $140,038   81.46%     68.07%
-----------------------------------------------------------------------------------------------------------------------------------
Townhouse                          2                 249,328           0.08        6.990       618       124,664   67.78     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                      102              13,084,145           4.36        7.570       619       128,276   79.75      68.80
-----------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family              106              15,486,904           5.16        7.819       641       146,103   76.29      55.84
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing               9                 668,015           0.22        7.604       608        74,224   69.32     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development         162              31,941,040          10.65        7.638       617       197,167   83.05      64.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,085           $ 300,054,699         100.00%       7.650%      615      $143,911   81.25%     67.15%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

DOCUMENTATION

-------------------------------------------------------------------------------------------------------------------------
                                                                       WEIGHTED   WEIGHTED
                   NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL    FULL
DOCUMENTATION   MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE      LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
Full                1,482           $ 201,474,537          67.15%       7.620%      605      $135,948    82.10%    100.00%
-------------------------------------------------------------------------------------------------------------------------
Stated                575              93,885,521          31.29        7.715       636       163,279    79.50       0.00
-------------------------------------------------------------------------------------------------------------------------
Lite                   28               4,694,641           1.56        7.608       608       167,666    79.81       0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,085           $ 300,054,699         100.00%       7.650%      615      $143,911    81.25%     67.15%
-------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

------------------------------------------------------------------------------------------------------------------------
                                                                       WEIGHTED   WEIGHTED
                   NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL    FULL
OCCUPANCY       MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE       LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Primary             1,873           $ 276,612,622          92.19%       7.613%      613      $147,684    81.48%    68.03%
------------------------------------------------------------------------------------------------------------------------
Investment            195              20,501,016           6.83        8.076       644       105,133    78.42     62.41
-------------------------------------------------------------------------------------------------------------------------
Second Home            17               2,941,061           0.98        8.103       635       173,004    79.1      17.34
-------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,085           $ 300,054,699         100.00%       7.650%      615      $143,911    81.25%    67.15%
-------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 WEIGHTED   WEIGHTED
                             NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL    FULL
PREPAYMENT PENALTY TERM   MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE       LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                            153           $  19,138,805           6.38%       7.824%      618      $125,090    78.52%     72.83%
-----------------------------------------------------------------------------------------------------------------------------------
6 Months                          1                  34,123           0.01        8.900       634        34,123    79.91       0.00
-----------------------------------------------------------------------------------------------------------------------------------
12 Months                       133              24,421,421           8.14        7.635       612       183,620    77.96      55.88
-----------------------------------------------------------------------------------------------------------------------------------
13 Months                         8               1,829,180           0.61        7.287       619       228,648    82.71      72.06
-----------------------------------------------------------------------------------------------------------------------------------
24 Months                     1,070             161,419,758          53.80        7.629       614       150,860    82.63      64.05
-----------------------------------------------------------------------------------------------------------------------------------
36 Months                       594              77,392,614          25.79        7.681       616       130,291    79.97      73.19
-----------------------------------------------------------------------------------------------------------------------------------
42 Months                         2                 163,793           0.05        7.401       575        81,897    61.81     100.00
-----------------------------------------------------------------------------------------------------------------------------------
48 Months                         2                 224,653           0.07        7.327       636       112,327    90.84     100.00
-----------------------------------------------------------------------------------------------------------------------------------
60 Months                       122              15,430,352           5.14        7.560       614       126,478    81.79      78.77
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,085           $ 300,054,699         100.00%       7.650%      615      $143,911    81.25%     67.15%
-----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

RANGE OF CREDIT SCORES

----------------------------------------------------------------------------------------------------------------------------------
                                                                                WEIGHTED   WEIGHTED
                            NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL    FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
Not Available                   1            $     227,538           0.08%       8.000%      N/A      $227,538    80.00%    100.00%
----------------------------------------------------------------------------------------------------------------------------------
501 to 550                    165               21,860,999           7.29        8.210       538       132,491    73.59      90.42
----------------------------------------------------------------------------------------------------------------------------------
551 to 600                    680               93,716,623          31.23        7.849       576       137,819    79.61      81.11
----------------------------------------------------------------------------------------------------------------------------------
601 to 650                    811              121,102,772          40.36        7.583       623       149,325    83.45      60.60
----------------------------------------------------------------------------------------------------------------------------------
651 to 700                    339               49,116,954          16.37        7.356       670       144,888    82.66      52.62
----------------------------------------------------------------------------------------------------------------------------------
701 to 750                     69               10,657,255           3.55        7.045       722       154,453    80.97      45.25
----------------------------------------------------------------------------------------------------------------------------------
751 to 800                     18                3,141,240           1.05        6.973       768       174,513    81.92      43.48
----------------------------------------------------------------------------------------------------------------------------------
801 to 850                      2                  231,317           0.08        7.277       804       115,659    27.60      21.56
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,085            $ 300,054,699         100.00%       7.650%      615      $143,911    81.25%     67.15%
----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 507 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 615.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

CREDIT GRADE

------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED   WEIGHTED
                  NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
CREDIT GRADE   MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE       LTV       DOC
------------------------------------------------------------------------------------------------------------------------
A+                  753            $ 112,030,397          37.34%       7.392%      661      $148,779    83.38%     54.18%
------------------------------------------------------------------------------------------------------------------------
A                   396               61,083,873          20.36        7.618       615       154,252    83.32      59.06
------------------------------------------------------------------------------------------------------------------------
A-                  592               81,722,410          27.24        7.761       586       138,045    80.58      78.77
------------------------------------------------------------------------------------------------------------------------
B                   235               31,174,187          10.39        8.033       560       132,656    75.78      87.49
------------------------------------------------------------------------------------------------------------------------
C                    69                8,620,882           2.87        8.311       537       124,940    71.51      89.90
------------------------------------------------------------------------------------------------------------------------
C-                   40                5,422,950           1.81        8.394       533       135,574    71.13      97.84
------------------------------------------------------------------------------------------------------------------------
TOTAL:            2,085            $ 300,054,699         100.00%       7.650%      615      $143,911    81.25%     67.15%
------------------------------------------------------------------------------------------------------------------------

RANGE OF MARGIN

------------------------------------------------------------------------------------------------------------------------------
                                                                            WEIGHTED   WEIGHTED
                        NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL    FULL
RANGE OF MARGIN      MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE       LTV       DOC
------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%             4           $   1,395,102           0.69%        5.896%     664      $348,775    79.43%     52.99%
------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%            15               3,684,837           1.82         6.247      660       245,656    78.91      74.13
------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%            32               6,916,399           3.43         6.867      635       216,137    75.25      55.46
------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%            61              14,379,971           7.12         6.543      635       235,737    79.87      65.51
------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%           110              21,273,465          10.54         6.992      632       193,395    81.86      63.27
------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%           161              28,617,185          14.17         7.182      617       177,746    80.57      58.27
------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%           245              37,338,262          18.49         7.578      615       152,401    81.92      65.97
------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%           157              24,222,695          12.00         7.764      607       154,285    82.75      66.50
------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%           268              33,653,333          16.67         8.167      608       125,572    83.97      67.12
------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%           104              12,469,309           6.18         8.377      599       119,897    84.67      66.66
------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%            93              10,392,922           5.15         8.749      594       111,752    86.07      69.28
------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%            54               5,169,057           2.56         9.301      585        95,723    84.71      77.10
------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%           21               1,476,558           0.73         9.704      588        70,312    84.43      79.31
------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%           4                 280,615           0.14        10.083      554        70,154    76.58      87.19
------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%           5                 388,875           0.19        10.222      545        77,775    81.96     100.00
------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%           1                 132,888           0.07        10.250      534       132,888    70.00     100.00
------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%           2                  87,347           0.04        10.813      550        43,673    80.03     100.00
------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%           1                  45,404           0.02        11.250      525        45,404    70.00     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,338           $ 201,924,224         100.00%        7.629%     615      $150,915    82.17%     65.25%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.917% per annum.

RANGE OF MAXIMUM MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE   AVERAGE   AVERAGE   ORIGINAL   FULL
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO    BALANCE      LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
13.000% or less                        209          $  39,525,114         19.57%      6.513%     641     $189,115   79.20%    72.20%
-----------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                     131             22,510,845         11.15       7.166      628      171,839   79.04     58.84
-----------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                     253             42,965,613         21.28       7.424      614      169,825   81.48     65.23
-----------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                     194             31,596,433         15.65       7.743      610      162,868   85.12     62.46
-----------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                     203             28,552,624         14.14       8.106      596      140,653   84.03     62.97
-----------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                     149             17,433,457          8.63       8.535      599      117,003   84.11     64.01
-----------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                     109             11,572,864          5.73       8.941      600      106,173   84.83     62.03
-----------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                      49              4,169,485          2.06       9.400      594       85,092   82.82     69.61
-----------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                      34              3,206,715          1.59       9.688      588       94,315   83.80     81.10
-----------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                       6                321,004          0.16      10.621      564       53,501   77.29    100.00
-----------------------------------------------------------------------------------------------------------------------------------
23.501% to 24.000%                       1                 70,070          0.03       8.500      659       70,070   90.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,338          $ 201,924,224        100.00%      7.629%     615     $150,915   82.17%    65.25%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.240% per annum to 24.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.112% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                    TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

NEXT ADJUSTMENT DATE

-----------------------------------------------------------------------------------------------------------------------------
                                                                             WEIGHTED   WEIGHTED
                           NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF    AVERAGE   AVERAGE     AVERAGE   ORIGINAL   FULL
NEXT ADJUSTMENT DATE    MORTGAGE LOANS  BALANCE OUTSTANDING   MORTGAGE POOL   COUPON      FICO      BALANCE      LTV      DOC
------------------------------------------------------------------------------------------------------------------------------
September 2004                  1          $      94,542            0.05%        7.45%     552    $   94,542    70.00%  100.00%
------------------------------------------------------------------------------------------------------------------------------
October 2004                    3                203,207            0.10        9.412      619        67,736    86.55    65.51
------------------------------------------------------------------------------------------------------------------------------
November 2004                   3                843,585            0.42        6.968      600       281,195    83.36   100.00
------------------------------------------------------------------------------------------------------------------------------
December 2004                  21              3,619,259            1.79        7.960      627       172,346    81.85    40.25
------------------------------------------------------------------------------------------------------------------------------
January 2005                   62             10,499,572            5.20        7.723      624       169,348    85.25    67.67
------------------------------------------------------------------------------------------------------------------------------
February 2005                 377             54,970,891           27.22        7.740      612       145,811    81.49    66.89
------------------------------------------------------------------------------------------------------------------------------
March 2005                    303             44,149,986           21.86        7.638      612       145,710    81.74    68.84
------------------------------------------------------------------------------------------------------------------------------
April 2005                    262             42,495,068           21.05        7.534      618       162,195    82.33    59.94
------------------------------------------------------------------------------------------------------------------------------
May 2005                      145             23,258,914           11.52        7.395      621       160,406    83.13    56.90
------------------------------------------------------------------------------------------------------------------------------
June 2005                      62              8,852,507            4.38        7.500      597       142,782    81.99    70.22
------------------------------------------------------------------------------------------------------------------------------
August 2005                     1                 34,357            0.02       10.500      525        34,357    75.00   100.00
------------------------------------------------------------------------------------------------------------------------------
January 2006                    5                713,038            0.35        8.151      607       142,608    88.22    86.71
------------------------------------------------------------------------------------------------------------------------------
February 2006                  23              2,674,097            1.32        8.100      610       116,265    81.45    65.18
------------------------------------------------------------------------------------------------------------------------------
March 2006                     23              3,041,775            1.51        7.817      616       132,251    83.07    87.16
------------------------------------------------------------------------------------------------------------------------------
April 2006                     31              4,339,024            2.15        7.558      609       139,969    79.52    75.44
------------------------------------------------------------------------------------------------------------------------------
May 2006                       10              1,148,136            0.57        7.750      624       114,814    80.97    63.87
------------------------------------------------------------------------------------------------------------------------------
June 2006                       4                572,410            0.28        7.812      596       143,103    90.10   100.00
------------------------------------------------------------------------------------------------------------------------------
April 2008                      1                113,858            0.06        8.375      607       113,858    95.00   100.00
------------------------------------------------------------------------------------------------------------------------------
June 2008                       1                300,000            0.15        6.750      654       300,000    80.00   100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,338          $ 201,924,224          100.00%       7.629%     615    $  150,915    82.17%   65.25%
------------------------------------------------------------------------------------------------------------------------------

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                              ASSUMED MORTGAGE POOL

                            FIXED RATE MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------
                                                                                                  ORIGINAL
                                                                       ORIGINAL      REMAINING    MONTHS TO
                                        NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  PREPAYMENT
                          MORTGAGE    MORTGAGE    TERM      TERM         TERM          TERM        PENALTY
CURRENT BALANCE ($)        RATE(%)     RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)     EXPIRATION
------------------------------------------------------------------------------------------------------------
   242,693.57                9.765       9.250      180        178         360           358            0
   188,992.24                9.095       8.580      180        176         360           356           12
    86,973.69               11.750      11.235      180        179         360           359           13
 1,147,206.90                9.934       9.419      180        178         360           358           24
 3,378,406.64                8.242       7.727      180        177         360           357           36
 1,214,963.68                7.454       6.939      180        179         360           359           60
   446,786.50                7.595       7.080      180        177         180           177            0
   543,039.45                7.350       6.835      180        177         180           177           12
   244,158.58                8.147       7.632      180        177         180           177           24
 2,581,526.45                7.595       7.080      180        178         180           178           36
    37,793.21                8.740       8.225      180        178         180           178           42
    34,122.77                8.900       8.385      180        177         180           177            6
   551,036.63                8.283       7.768      180        178         180           178           60
   102,406.67                8.923       8.408      240        237         240           237            0
   339,841.08                7.354       6.839      240        238         240           238           12
   265,876.85               12.262      11.747      240        238         240           238           24
 1,433,163.86                7.847       7.332      235        233         235           233           36
 1,281,590.31                8.625       8.110      240        238         240           238           60
   275,232.69                7.875       7.360      360        356         360           356           36
 5,131,986.17                7.803       7.288      353        350         353           350            0
11,314,156.53                7.563       7.048      360        358         360           358           12
 3,667,109.45                7.736       7.221      358        356         358           356           24
51,291,787.77                7.620       7.105      357        355         357           355           36
   126,000.00                7.000       6.485      240        240         240           240           42
   224,653.01                7.327       6.812      360        358         360           358           48
11,978,970.41                7.415       6.900      355        353         355           353           60
--------------------------------------------------------------------------------------------------------
98,130,475.11
--------------------------------------------------------------------------------------------------------

                         ADJUSTABLE RATE MORTGAGE LOANS

-----------------------------------------------------------------------------------------
                                                                       INITIAL
                                NET       ORIG     REM                  RATE
   CURRENT        MORTGAGE    MORTGAGE    TERM     TERM     GROSS      CHANGE    PERIODIC
 BALANCE ($)       RATE(%)     RATE(%)   (MTHS)   (MTHS)   MARGIN(%)   CAP(%)     CAP(%)
-----------------------------------------------------------------------------------------
 12,102,079.38     7.778       7.263       360      357     7.342       2.980      1.097
 11,539,158.05     7.688       7.173       360      357     7.094       2.940      1.040
  1,742,206.71     7.064       6.549       360      358     5.662       3.000      1.500
155,921,218.11     7.601       7.086       360      357     6.844       2.975      1.251
  7,386,768.82     7.725       7.210       360      357     6.885       3.000      1.325
    296,098.38     7.527       7.012       360      358     6.438       3.000      1.267
  1,112,852.52     7.992       7.477       360      356     7.482       3.000      1.000
    496,233.60     7.974       7.459       360      358     7.260       3.000      1.000
    174,188.44     7.589       7.074       360      358     7.469       3.000      1.000
 10,631,869.59     7.776       7.261       360      357     7.517       3.000      1.115
    107,692.32     8.625       8.110       360      356     9.471       3.000      1.000
    413,857.80     7.197       6.682       360      359     5.016       2.275      1.000
----------------------------------------------------------------------------------------
201,924,223.72
----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                             NUMBER OF
                                               MONTHS               ORIGINAL
                                     RATE    UNTIL NEXT             MONTHS TO
                                    CHANGE      RATE               PREPAYMENT
   CURRENT       MAXIMUM  MINIMUM  FREQUENCY ADJUSTMENT             PENALTY
 BALANCE ($)      RATE(%)  RATE(%)  (MTHS)      DATE      INDEX    EXPIRATION
-----------------------------------------------------------------------------
 12,102,079.38    13.982   7.668       6         21     6 Mo LIBOR      0
 11,539,158.05    13.828   7.599       6         21     6 Mo LIBOR     12
  1,742,206.71    14.064   7.064       6         22     6 Mo LIBOR     13
155,921,218.11    14.135   7.535       6         21     6 Mo LIBOR     24
  7,386,768.82    14.455   7.683       6         21     6 Mo LIBOR     36
    296,098.38    14.527   7.527       6         22     6 Mo LIBOR     60
  1,112,852.52    13.992   7.777       6         32     6 Mo LIBOR      0
    496,233.60    13.974   7.119       6         34     6 Mo LIBOR     12
    174,188.44    13.589   7.589       6         34     6 Mo LIBOR     24
 10,631,869.59    14.059   7.726       6         33     6 Mo LIBOR     36
    107,692.32    14.625   9.471       6         32     6 Mo LIBOR     60
    413,857.80    13.197   6.647       6         59     6 Mo LIBOR     36
-----------------------------------------------------------------------------
201,924,223.72
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                      ONE MONTH LIBOR CAP CORRIDOR (1), (2)

--------------------------------------------------------------------------------------
                                       NOTIONAL        1ML STRIKE       1ML STRIKE
           BEGINNING     ENDING        BALANCE        LOWER COLLAR     UPPER COLLAR
PERIOD      ACCRUAL      ACCRUAL          ($)              (%)             (%)
--------------------------------------------------------------------------------------
 1         06/26/03     07/25/03    300,000,000.00       5.996             8.900
--------------------------------------------------------------------------------
 2         07/25/03     08/25/03    293,788,986.41       5.640             8.900
--------------------------------------------------------------------------------
 3         08/25/03     09/25/03    287,561,442.43       5.690             8.900
--------------------------------------------------------------------------------
 4         09/25/03     10/25/03    281,313,534.96       5.939             8.900
--------------------------------------------------------------------------------
 5         10/25/03     11/25/03    275,042,413.16       5.780             8.900
--------------------------------------------------------------------------------
 6         11/25/03     12/25/03    268,746,224.56       6.027             8.900
--------------------------------------------------------------------------------
 7         12/25/03     01/25/04    262,424,124.72       5.859             8.900
--------------------------------------------------------------------------------
 8         01/25/04     02/25/04    256,077,160.81       5.895             8.900
--------------------------------------------------------------------------------
 9         02/25/04     03/25/04    249,731,916.95       6.362             8.900
--------------------------------------------------------------------------------
10         03/25/04     04/25/04    243,543,977.56       5.961             8.900
--------------------------------------------------------------------------------
11         04/25/04     05/25/04    237,511,752.76       6.203             8.900
--------------------------------------------------------------------------------
12         05/25/04     06/25/04    231,631,484.78       6.020             8.900
--------------------------------------------------------------------------------
13         06/25/04     07/25/04    225,899,280.16       6.261             8.900
--------------------------------------------------------------------------------
14         07/25/04     08/25/04    220,311,346.69       6.073             8.900
--------------------------------------------------------------------------------
15         08/25/04     09/25/04    214,863,990.68       6.098             8.900
--------------------------------------------------------------------------------
16         09/25/04     10/25/04    209,553,614.44       6.337             8.900
--------------------------------------------------------------------------------
17         10/25/04     11/25/04    204,376,713.70       6.144             8.900
--------------------------------------------------------------------------------
18         11/25/04     12/25/04    199,329,875.20       6.382             8.900
--------------------------------------------------------------------------------
19         12/25/04     01/25/05    194,409,774.25       6.185             8.900
--------------------------------------------------------------------------------
20         01/25/05     02/25/05    189,613,172.46       6.204             8.900
--------------------------------------------------------------------------------
21         02/25/05     03/25/05    184,936,915.43       6.926             8.900
--------------------------------------------------------------------------------
22         03/25/05     04/25/05    180,377,930.56       7.890             8.900
--------------------------------------------------------------------------------
23         04/25/05     05/25/05    175,940,837.67       8.195             8.900
--------------------------------------------------------------------------------
24         05/25/05     06/25/05    171,614,688.86       7.930             8.900
--------------------------------------------------------------------------------
25         06/25/05     07/25/05    167,396,684.91       8.496             8.900
--------------------------------------------------------------------------------
26         07/25/05     08/25/05    163,284,074.24       8.206             8.900
--------------------------------------------------------------------------------
27         08/25/05     09/25/05    159,274,176.37       8.201             8.900
--------------------------------------------------------------------------------
28         09/25/05     10/25/05    155,364,380.10       9.173             9.173
--------------------------------------------------------------------------------
29         10/25/05     11/25/05    151,552,141.64       8.867             8.900
--------------------------------------------------------------------------------
30         11/25/05     12/25/05    147,834,982.92       9.167             9.167
--------------------------------------------------------------------------------
31         12/25/05     01/25/06    144,210,489.79       8.853             8.900
--------------------------------------------------------------------------------
32         01/25/06     02/25/06    140,676,310.42       8.845             8.900
--------------------------------------------------------------------------------

(1) Bought 1ML Cap Corridor

(2) Assumes 6/26/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

CLASS X NOTIONAL BALANCE SCHEDULE

--------------------------------------
PERIOD            BALANCE SCHEDULE ($)
--------------------------------------
   1                 300,000,000.00
-----------------------------------
   2                 277,727,000.00
-----------------------------------
   3                 257,106,000.00
-----------------------------------
   4                 238,015,000.00
-----------------------------------
   5                 220,340,000.00
-----------------------------------
   6                 203,976,000.00
-----------------------------------
   7                 188,827,000.00
-----------------------------------
   8                 174,802,000.00
-----------------------------------
   9                 161,817,000.00
-----------------------------------
  10                 149,797,000.00
-----------------------------------
  11                 138,668,000.00
-----------------------------------
  12                 128,365,000.00
-----------------------------------
  13                 118,827,000.00
-----------------------------------
  14                 109,997,000.00
-----------------------------------
  15                 101,823,000.00
-----------------------------------
  16                  94,255,000.00
-----------------------------------
  17                  87,250,000.00
-----------------------------------
  18                  80,764,000.00
-----------------------------------
  19                  74,760,000.00
-----------------------------------
  20                  69,202,000.00
-----------------------------------
  21                  64,057,000.00
-----------------------------------
  22                  59,294,000.00
-----------------------------------
  23                  54,887,000.00
-----------------------------------
  24                  50,808,000.00
------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                               HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

--------------------------------------------------------
                        AVAILABLE          AVAILABLE
PERIOD     DATE      FUNDS CAP (1)(2)   FUNDS CAP (1)(3)
--------------------------------------------------------
   1    07/25/2003         6.708              6.708
---------------------------------------------------
   2    08/25/2003         6.310              9.570
---------------------------------------------------
   3    09/25/2003         6.342              9.552
---------------------------------------------------
   4    10/25/2003         6.585              9.546
---------------------------------------------------
   5    11/25/2003         6.401              9.521
---------------------------------------------------
   6    12/25/2003         6.669              9.515
---------------------------------------------------
   7    01/25/2004         6.506              9.494
---------------------------------------------------
   8    02/25/2004         6.557              9.481
---------------------------------------------------
   9    03/25/2004         7.064              9.484
---------------------------------------------------
  10    04/25/2004         6.661              9.458
---------------------------------------------------
  11    05/25/2004         6.932              9.453
---------------------------------------------------
  12    06/25/2004         6.732              9.437
---------------------------------------------------
  13    07/25/2004         6.980              9.433
---------------------------------------------------
  14    08/25/2004         6.777              9.419
---------------------------------------------------
  15    09/25/2004         6.798              9.410
---------------------------------------------------
  16    10/25/2004         7.046              9.407
---------------------------------------------------
  17    11/25/2004         6.839              9.394
---------------------------------------------------
  18    12/25/2004         7.087              9.391
---------------------------------------------------
  19    01/25/2005         6.878              9.380
---------------------------------------------------
  20    02/25/2005         6.896              9.373
---------------------------------------------------
  21    03/25/2005         7.655              9.380
---------------------------------------------------
  22    04/25/2005         7.217              9.361
---------------------------------------------------
  23    05/25/2005         7.473              9.359
---------------------------------------------------
  24    06/25/2005         7.248              9.349
---------------------------------------------------
  25    07/25/2005         7.695              9.250
---------------------------------------------------
  26    08/25/2005         7.453              9.249
---------------------------------------------------
  27    09/25/2005         7.460              9.249
---------------------------------------------------
  28    10/25/2005         7.715              9.523
---------------------------------------------------
  29    11/25/2005         7.473              9.250
---------------------------------------------------
  30    12/25/2005         7.729              9.517
---------------------------------------------------
  31    01/25/2006         7.487              9.250
---------------------------------------------------
  32    02/25/2006         7.494              9.250
---------------------------------------------------

--------------------------------------------------------
                        AVAILABLE          AVAILABLE
PERIOD     DATE      FUNDS CAP (1)(2)   FUNDS CAP (1)(3)
--------------------------------------------------------
  33     11/25/2005       8.309             10.184
--------------------------------------------------
  34     12/25/2005       7.543              9.940
--------------------------------------------------
  35     01/25/2006       7.804             10.276
--------------------------------------------------
  36     02/25/2006       7.561              9.934
--------------------------------------------------
  37     03/25/2006       7.822             10.255
--------------------------------------------------
  38     04/25/2006       7.503              9.915
--------------------------------------------------
  39     05/25/2006       7.502              9.909
--------------------------------------------------
  40     06/25/2006       7.751             10.834
--------------------------------------------------
  41     07/25/2006       7.500             10.481
--------------------------------------------------
  42     08/25/2006       7.749             10.818
--------------------------------------------------
  43     09/25/2006       7.499             10.457
--------------------------------------------------
  44     10/25/2006       7.498             10.446
--------------------------------------------------
  45     11/25/2006       8.300             11.556
--------------------------------------------------
  46     12/25/2006       7.496             10.460
--------------------------------------------------
  47     01/25/2007       7.745             10.799
--------------------------------------------------
  48     02/25/2007       7.494             10.439
--------------------------------------------------
  49     03/25/2007       7.743             10.775
--------------------------------------------------
  50     04/25/2007       7.492             10.415
--------------------------------------------------
  51     05/25/2007       7.491             10.407
--------------------------------------------------
  52     06/25/2007       7.740             10.772
--------------------------------------------------
  53     07/25/2007       7.489             10.414
--------------------------------------------------
  54     08/25/2007       7.738             10.749
--------------------------------------------------
  55     09/25/2007       7.487             10.391
--------------------------------------------------
  56     10/25/2007       7.486             10.379
--------------------------------------------------
  57     11/25/2007       8.001             11.082
--------------------------------------------------
  58     12/25/2007       7.484             10.355
--------------------------------------------------
  59     01/25/2008       7.733             10.687
--------------------------------------------------
  60     02/25/2008       7.482             10.333
--------------------------------------------------
  61     03/25/2008       7.730             10.665
--------------------------------------------------
  62     04/25/2008       7.480             10.309
--------------------------------------------------
  63     05/25/2008       7.479             10.297
--------------------------------------------------
  64     05/25/2008       7.727             10.628
--------------------------------------------------

--------------------------------------------------------
                            AVAILABLE        AVAILABLE
PERIOD         DATE      FUNDS CAP (1)(2) FUNDS CAP (1)(3)
--------------------------------------------------------
  65        06/25/2008         7.477          10.273
---------------------------------------------------
  66        07/25/2008         7.725          10.604
---------------------------------------------------
  67        08/25/2008         7.475          10.250
---------------------------------------------------
  68        09/25/2008         7.474          10.238
---------------------------------------------------
  69        10/25/2008         8.274          11.322
---------------------------------------------------
  70        11/25/2008         7.472          10.214
---------------------------------------------------
  71        12/25/2008         7.720          10.543
---------------------------------------------------
  72        01/25/2009         7.470          10.192
---------------------------------------------------
  73        02/25/2009         7.718          10.519
---------------------------------------------------
  74        03/25/2009         7.468          10.168
---------------------------------------------------
  75        04/25/2009         7.467          10.156
---------------------------------------------------
  76        05/25/2009         7.715          10.482
---------------------------------------------------
  77        06/25/2009         7.465          10.132
---------------------------------------------------
  78        07/25/2009         7.713          10.458
---------------------------------------------------
  79        08/25/2009         7.463          10.109
---------------------------------------------------
  80        09/25/2009         7.462          10.097
---------------------------------------------------
  81        10/25/2009         8.261          11.166
---------------------------------------------------
  82        11/25/2009         7.461          10.074
---------------------------------------------------
  83        12/25/2009         7.708          10.397
---------------------------------------------------
  84        01/25/2010         7.459          10.051
---------------------------------------------------
  85        02/25/2010         7.706          10.373
---------------------------------------------------
  86        03/25/2010         7.458          10.027
---------------------------------------------------
  87        04/25/2010         7.465          10.015
---------------------------------------------------
  88        05/25/2010         7.721          10.337
---------------------------------------------------
  89        06/25/2010         7.479           9.991
---------------------------------------------------
  90        07/25/2010         7.736          10.312
---------------------------------------------------
  91        08/25/2010         7.494           9.968
---------------------------------------------------
  92        09/25/2010         7.501           9.956
---------------------------------------------------
  93        10/25/2010         8.314          11.010
---------------------------------------------------
  94        11/25/2010         7.518           9.933
---------------------------------------------------
  95        12/25/2010         7.777          10.252
---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

1. Available Funds Cap means a per annum (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period less (B) the sum of (i) the pass-through rate on the Class X Certificates on such Distribution Date and (ii) the pass-through rate on the Class S Certificates on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.3200% and 1.2263%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.3200% and 1.2263% in month 1, respectively, both increasing to 20.00% thereafter.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                         DISCOUNT MARGIN TABLE (TO CALL)

--------------------------------------------------------------------------------------------------
                           0%             80%             100%            150%            200%
                     PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                        TO CALL         TO CALL         TO CALL         TO CALL         TO CALL
--------------------------------------------------------------------------------------------------
                      DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
--------------------------------------------------------------------------------------------------
AAA

     100.00000                  34              34              34              34              34

                WAL          17.93            3.28            2.59            1.48            0.96
   PRINCIPAL WINDOW  Jul03 - Dec31   Jul03 - May13   Jul03 - May11   Jul03 - Jun08   Jul03 - Jan06
--------------------------------------------------------------------------------------------------
AA

     100.00000                  75              75              75              75              75

                WAL          25.99            6.46            5.25            4.54            2.92
   PRINCIPAL WINDOW  Jan25 - Dec31   Jul06 - May13   Sep06 - May11   May07 - Jun08   Jan06 - Dec06
--------------------------------------------------------------------------------------------------
A

     100.00000                 180             180             180             180             180

                WAL          25.99            6.46            5.21            4.01            3.50
   PRINCIPAL WINDOW  Jan25 - Dec31   Jul06 - May13   Aug06 - May11   Nov06 - Jun08   Dec06 - Dec06
--------------------------------------------------------------------------------------------------
BBB+

     100.00000                 300             300             300             300             300

                WAL          25.99            6.46            5.20            3.82            3.49
   PRINCIPAL WINDOW  Jan25 - Dec31   Jul06 - May13   Jul06 - May11   Sep06 - Jun08   Nov06 - Dec06
--------------------------------------------------------------------------------------------------
BBB

      96.16458                 325             370             385             413             424

           WAL               25.97            6.42            5.16            3.72            3.34

   PRINCIPAL WINDOW  Jan25 - Dec31   Jul06 - May13   Jul06 - May11   Aug06 - Jun08   Sep06 - Dec06
--------------------------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)

--------------------------------------------------------------------------------------------------
NAS IO

     0.5519300                4.00            4.00            4.00            4.00            4.00

                WAL           0.94            0.94            0.94            0.94            0.94
   PRINCIPAL WINDOW        NA - NA         NA - NA         NA - NA         NA - NA         NA - NA
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

                       DISCOUNT MARGIN TABLE (TO MATURITY)

--------------------------------------------------------------------------------------------------
                           0%             80%             100%            150%            200%
                     PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
--------------------------------------------------------------------------------------------------
                      DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN     DISC MARGIN
--------------------------------------------------------------------------------------------------

AAA

     100.00000                  34              36              36              37              34

                WAL          17.98            3.57            2.83            1.64            0.96
   PRINCIPAL WINDOW  Jul03 - Mar33   Jul03 - Jan25   Jul03 - Apr21   Jul03 - May15   Jul03 - Jan06
--------------------------------------------------------------------------------------------------
AA

     100.00000                  75              78              78              78              82

                WAL          26.11            7.13            5.81            4.92            3.67
   PRINCIPAL WINDOW  Jan25 - Jan33   Jul06 - May21   Sep06 - Mar18   May07 - Jan13   Jan06 - Dec11
--------------------------------------------------------------------------------------------------
A

     100.00000                 180             186             186             186             203

                WAL          26.10            7.05            5.70            4.34            4.83
   PRINCIPAL WINDOW  Jan25 - Dec32   Jul06 - Aug19   Aug06 - Sep16   Nov06 - Jan12   May07 - Sep09
--------------------------------------------------------------------------------------------------
BBB+

     100.00000                 300             307             307             307             310

                WAL          26.08            6.87            5.53            4.04            3.76
   PRINCIPAL WINDOW  Jan25 - Sep32   Jul06 - Jul17   Jul06 - Sep14   Sep06 - Sep10   Nov06 - Jul08
--------------------------------------------------------------------------------------------------
BBB

     96.16458                  325             371             386             413             425

                WAL          26.00            6.51            5.23            3.77            3.37
   PRINCIPAL WINDOW  Jan25 - Apr32   Jul06 - Oct14   Jul06 - Jun12   Aug06 - Mar09   Sep06 - Jun07
--------------------------------------------------------------------------------------------------

                            YIELD TABLE (TO MATURITY)

--------------------------------------------------------------------------------------------------
NAS IO

     0.5519300                4.00            4.00            4.00            4.00            4.00

                WAL           0.94            0.94            0.94            0.94            0.94
   PRINCIPAL WINDOW        NA - NA         NA - NA         NA - NA         NA - NA         NA - NA
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
            DATE                 SPEED       SPEED          SPEED        SPEED         SPEED
----------------------------   ----------  -----------  ------------  ------------  ------------
Initial Percentage                100         100            100          100           100

25-Jun-04                          96          74             68           54            39
25-Jun-05                          95          54             45           25             9
25-Jun-06                          94          38             27            7             0
25-Jun-07                          93          30             23            7             0
25-Jun-08                          91          24             17            7             0
25-Jun-09                          89          19             13            5             0
25-Jun-10                          88          15             10            3             0
25-Jun-11                          86          12              7            2             0
25-Jun-12                          84           9              5            1             0
25-Jun-13                          81           7              4            1             0
25-Jun-14                          79           6              3            *             0
25-Jun-15                          76           5              2            0             0
25-Jun-16                          73           4              2            0             0
25-Jun-17                          70           3              1            0             0
25-Jun-18                          65           2              1            0             0
25-Jun-19                          62           2              *            0             0
25-Jun-20                          58           1              *            0             0
25-Jun-21                          54           1              0            0             0
25-Jun-22                          50           1              0            0             0
25-Jun-23                          45           *              0            0             0
25-Jun-24                          41           *              0            0             0
25-Jun-25                          36           0              0            0             0
25-Jun-26                          33           0              0            0             0
25-Jun-27                          29           0              0            0             0
25-Jun-28                          25           0              0            0             0
25-Jun-29                          20           0              0            0             0
25-Jun-30                          15           0              0            0             0
25-Jun-31                          10           0              0            0             0
25-Jun-32                           4           0              0            0             0
25-Jun-33                           0           0              0            0             0

Average Life (years)             17.978       3.566          2.826        1.637         0.962
First Principal Payment Date      Jul03       Jul03          Jul03        Jul03         Jul03
Last Principal Payment Date       Mar33       Jan25          Apr21        May15         Jan06

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
            DATE                 SPEED       SPEED          SPEED        SPEED         SPEED
----------------------------   ----------  -----------  ------------  ------------  ------------
Initial Percentage                100          100          100           100            100

25-Jun-04                         100          100          100           100            100
25-Jun-05                         100          100          100           100            100
25-Jun-06                         100          100          100           100             21
25-Jun-07                         100           79           62            87             21
25-Jun-08                         100           63           46            21             21
25-Jun-09                         100           50           34            13             21
25-Jun-10                         100           39           26             8             10
25-Jun-11                         100           31           19             5              2
25-Jun-12                         100           25           14             2              0
25-Jun-13                         100           19           11             0              0
25-Jun-14                         100           15            8             0              0
25-Jun-15                         100           12            6             0              0
25-Jun-16                         100            9            4             0              0
25-Jun-17                         100            7            2             0              0
25-Jun-18                         100            6            0             0              0
25-Jun-19                         100            4            0             0              0
25-Jun-20                         100            2            0             0              0
25-Jun-21                         100            0            0             0              0
25-Jun-22                         100            0            0             0              0
25-Jun-23                         100            0            0             0              0
25-Jun-24                         100            0            0             0              0
25-Jun-25                          96            0            0             0              0
25-Jun-26                          87            0            0             0              0
25-Jun-27                          77            0            0             0              0
25-Jun-28                          66            0            0             0              0
25-Jun-29                          54            0            0             0              0
25-Jun-30                          41            0            0             0              0
25-Jun-31                          27            0            0             0              0
25-Jun-32                          11            0            0             0              0
25-Jun-33                           0            0            0             0              0

Average Life (years)             26.108       7.135        5.813         4.916          3.668
First Principal Payment Date      Jan25       Jul06        Sep06         May07          Jan06
Last Principal Payment Date       Jan33       May21        Mar18         Jan13          Dec11

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
            DATE                 SPEED       SPEED          SPEED        SPEED         SPEED
----------------------------   ----------  -----------  ------------  ------------  ------------
Initial Percentage                100         100           100           100            100

25-Jun-04                         100         100           100           100            100
25-Jun-05                         100         100           100           100            100
25-Jun-06                         100         100           100           100            100
25-Jun-07                         100          79            62            31             90
25-Jun-08                         100          63            46            20             37
25-Jun-09                         100          50            34            13              4
25-Jun-10                         100          39            26             8              0
25-Jun-11                         100          31            19             2              0
25-Jun-12                         100          25            14             0              0
25-Jun-13                         100          19            11             0              0
25-Jun-14                         100          15             8             0              0
25-Jun-15                         100          12             4             0              0
25-Jun-16                         100           9             1             0              0
25-Jun-17                         100           7             0             0              0
25-Jun-18                         100           3             0             0              0
25-Jun-19                         100           *             0             0              0
25-Jun-20                         100           0             0             0              0
25-Jun-21                         100           0             0             0              0
25-Jun-22                         100           0             0             0              0
25-Jun-23                         100           0             0             0              0
25-Jun-24                         100           0             0             0              0
25-Jun-25                          96           0             0             0              0
25-Jun-26                          87           0             0             0              0
25-Jun-27                          77           0             0             0              0
25-Jun-28                          66           0             0             0              0
25-Jun-29                          54           0             0             0              0
25-Jun-30                          41           0             0             0              0
25-Jun-31                          27           0             0             0              0
25-Jun-32                          11           0             0             0              0
25-Jun-33                           0           0             0             0              0

Average Life (years)             26.102      7.052         5.703         4.341          4.828
First Principal Payment Date      Jan25      Jul06         Aug06         Nov06          May07
Last Principal Payment Date       Dec32      Aug19         Sep16         Jan12          Sep09

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
            DATE                 SPEED       SPEED          SPEED        SPEED         SPEED
----------------------------   ----------  -----------  ------------  ------------  ------------
Initial Percentage                100          100          100           100           100

25-Jun-04                         100          100          100           100           100
25-Jun-05                         100          100          100           100           100
25-Jun-06                         100          100          100           100           100
25-Jun-07                         100           79           62            31            14
25-Jun-08                         100           63           46            20             *
25-Jun-09                         100           50           34            11             0
25-Jun-10                         100           39           26             1             0
25-Jun-11                         100           31           19             0             0
25-Jun-12                         100           25           14             0             0
25-Jun-13                         100           19            7             0             0
25-Jun-14                         100           15            1             0             0
25-Jun-15                         100           10            0             0             0
25-Jun-16                         100            4            0             0             0
25-Jun-17                         100            *            0             0             0
25-Jun-18                         100            0            0             0             0
25-Jun-19                         100            0            0             0             0
25-Jun-20                         100            0            0             0             0
25-Jun-21                         100            0            0             0             0
25-Jun-22                         100            0            0             0             0
25-Jun-23                         100            0            0             0             0
25-Jun-24                         100            0            0             0             0
25-Jun-25                          96            0            0             0             0
25-Jun-26                          87            0            0             0             0
25-Jun-27                          77            0            0             0             0
25-Jun-28                          66            0            0             0             0
25-Jun-29                          54            0            0             0             0
25-Jun-30                          41            0            0             0             0
25-Jun-31                          27            0            0             0             0
25-Jun-32                           8            0            0             0             0
25-Jun-33                           0            0            0             0             0

Average Life (years)            26.078        6.869        5.527         4.042         3.761
First Principal Payment Date     Jan25        Jul06        Jul06         Sep06         Nov06
Last Principal Payment Date      Sep32        Jul17        Sep14         Sep10         Jul08

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC2

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
            DATE                 SPEED       SPEED          SPEED        SPEED         SPEED
----------------------------   ----------  -----------  ------------  ------------  ------------
Initial Percentage                100         100           100          100            100

25-Jun-04                         100         100           100          100            100
25-Jun-05                         100         100           100          100            100
25-Jun-06                         100         100           100          100            100
25-Jun-07                         100          79            62           31              0
25-Jun-08                         100          63            46           12              0
25-Jun-09                         100          50            34            0              0
25-Jun-10                         100          39            26            0              0
25-Jun-11                         100          31            11            0              0
25-Jun-12                         100          24             0            0              0
25-Jun-13                         100          12             0            0              0
25-Jun-14                         100           2             0            0              0
25-Jun-15                         100           0             0            0              0
25-Jun-16                         100           0             0            0              0
25-Jun-17                         100           0             0            0              0
25-Jun-18                         100           0             0            0              0
25-Jun-19                         100           0             0            0              0
25-Jun-20                         100           0             0            0              0
25-Jun-21                         100           0             0            0              0
25-Jun-22                         100           0             0            0              0
25-Jun-23                         100           0             0            0              0
25-Jun-24                         100           0             0            0              0
25-Jun-25                          96           0             0            0              0
25-Jun-26                          87           0             0            0              0
25-Jun-27                          77           0             0            0              0
25-Jun-28                          66           0             0            0              0
25-Jun-29                          54           0             0            0              0
25-Jun-30                          41           0             0            0              0
25-Jun-31                          27           0             0            0              0
25-Jun-32                           0           0             0            0              0
25-Jun-33

Average Life (years)             25.997       6.511         5.226        3.772          3.368
First Principal Payment Date      Jan25       Jul06         Jul06        Aug06          Sep06
Last Principal Payment Date       Apr32       Oct14         Jun12        Mar09          Jun07

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               ABS NEW TRANSACTION

                           REVISED AVAILABLE FUNDS CAP

                           $[300,000,000](APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC2
                                   [SURF LOGO]
                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                  JUNE 6, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy of completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication had not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

CPR=VOLUNTARY ONLY
CDR= INVOLUNTARY

                                      Scenario 1                 Scenario 2                    Scenario 3
                                =================================================================================
1ml (1st period & thereafter)=                    1.32                    1.32 20.00                   1.32 20.00
6ml (1st period & thereafter)=                  1.2263                  1.2263 20.00                 1.2263 20.00
                                Pricing speed            Pricing speed                    15% CPR
                                                                                          40% CPR

                               Scenario 4                        Scenario 5                   Scenario 6            Scenario 7
                   =================================================================================================================
1ml (1st period &                          1.32 20.00                         1.32 10.00                1.32              1.32 10.00
thereafter)=                             1.2263 20.00                       1.2263 10.00              1.2263            1.2263 10.00
6ml (1st period &  15% CPR                             15% CPR                              15% CPR            15% CPR
thereafter)=       40% CPR                             40% CPR                              40% CPR            40% CPR
                   3% CDR/35% Severity                 6% CDR/70% Severity
                   0 day delay                         0 day delay

--------------------------------------------------------------------------
                                AVAILABLE        AVAILABLE      AVAILABLE
PERIOD        DATE              FUNDS CAP        FUNDS CAP      FUNDS CAP
--------------------------------------------------------------------------
   1        7/25/2003             6.708            6.708          6.708
--------------------------------------------------------------------------
   2        8/25/2003             6.310            7.000          7.002
--------------------------------------------------------------------------
   3        9/25/2003             6.342            7.042          7.046
--------------------------------------------------------------------------
   4       10/25/2003             6.585            7.293          7.300
--------------------------------------------------------------------------
   5       11/25/2003             6.401            7.117          7.128
--------------------------------------------------------------------------
   6       12/25/2003             6.669            7.365          7.379
--------------------------------------------------------------------------
   7        1/25/2004             6.506            7.181          7.201
--------------------------------------------------------------------------
   8        2/25/2004             6.557            7.210          7.234
--------------------------------------------------------------------------
   9        3/25/2004             7.064            7.684          7.711
--------------------------------------------------------------------------
  10        4/25/2004             6.661            7.260          7.295
--------------------------------------------------------------------------
  11        5/25/2004             6.932            7.502          7.542
--------------------------------------------------------------------------
  12        6/25/2004             6.732            7.307          7.353
--------------------------------------------------------------------------
  13        7/25/2004             6.980            7.548          7.599
--------------------------------------------------------------------------
  14        8/25/2004             6.777            7.350          7.408
--------------------------------------------------------------------------
  15        9/25/2004             6.798            7.371          7.434
--------------------------------------------------------------------------
  16       10/25/2004             7.046            7.611          7.680
--------------------------------------------------------------------------
  17       11/25/2004             6.839            7.409          7.485
--------------------------------------------------------------------------
  18       12/25/2004             7.087            7.648          7.730
--------------------------------------------------------------------------
  19        1/25/2005             6.878            7.444          7.533
--------------------------------------------------------------------------
  20        2/25/2005             6.896            7.461          7.556
--------------------------------------------------------------------------
  21        3/25/2005             7.655            8.193          8.292
--------------------------------------------------------------------------
  22        4/25/2005             7.217            9.143          9.009
--------------------------------------------------------------------------
  23        5/25/2005             7.473            9.449          9.296
--------------------------------------------------------------------------
  24        6/25/2005             7.248            9.179          9.028
--------------------------------------------------------------------------
  25        7/25/2005             7.695            9.650          9.515
--------------------------------------------------------------------------
  26        8/25/2005             7.453            9.363          9.229
--------------------------------------------------------------------------
  27        9/25/2005             7.460            9.362          9.219
--------------------------------------------------------------------------
  28       10/25/2005             7.715           10.339         10.038
--------------------------------------------------------------------------
  29       11/25/2005             7.473           10.037          9.735
--------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                       AVAILABLE            AVAILABLE       AVAILABLE      AVAILABLE
PERIOD        DATE     FUNDS CAP            FUNDS CAP       FUNDS CAP      FUNDS CAP
-------------------------------------------------------------------------------------
   1        7/25/2003    6.708                6.708           6.708          6.708
-------------------------------------------------------------------------------------
   2        8/25/2003    7.002                7.002           6.302          7.002
-------------------------------------------------------------------------------------
   3        9/25/2003    7.046                7.047           6.328          7.046
-------------------------------------------------------------------------------------
   4       10/25/2003    7.301                7.302           6.565          7.300
-------------------------------------------------------------------------------------
   5       11/25/2003    7.130                7.133           6.378          7.128
-------------------------------------------------------------------------------------
   6       12/25/2003    7.382                7.386           6.641          7.379
-------------------------------------------------------------------------------------
   7        1/25/2004    7.206                7.211           6.476          7.201
-------------------------------------------------------------------------------------
   8        2/25/2004    7.240                7.247           6.526          7.234
-------------------------------------------------------------------------------------
   9        3/25/2004    7.718                7.726           7.030          7.711
-------------------------------------------------------------------------------------
  10        4/25/2004    7.305                7.315           6.628          7.295
-------------------------------------------------------------------------------------
  11        5/25/2004    7.552                7.564           6.902          7.542
-------------------------------------------------------------------------------------
  12        6/25/2004    7.366                7.380           6.715          7.353
-------------------------------------------------------------------------------------
  13        7/25/2004    7.614                7.629           6.965          7.599
-------------------------------------------------------------------------------------
  14        8/25/2004    7.425                7.444           6.764          7.408
-------------------------------------------------------------------------------------
  15        9/25/2004    7.454                7.475           6.788          7.434
-------------------------------------------------------------------------------------
  16       10/25/2004    7.701                7.724           7.038          7.680
-------------------------------------------------------------------------------------
  17       11/25/2004    7.510                7.536           6.833          7.485
-------------------------------------------------------------------------------------
  18       12/25/2004    7.757                7.786           7.084          7.730
-------------------------------------------------------------------------------------
  19        1/25/2005    7.563                7.595           6.878          7.533
-------------------------------------------------------------------------------------
  20        2/25/2005    7.589                7.624           6.899          7.556
-------------------------------------------------------------------------------------
  21        3/25/2005    8.326                8.363           7.662          8.292
-------------------------------------------------------------------------------------
  22        4/25/2005    9.047                9.088           7.187          9.009
-------------------------------------------------------------------------------------
  23        5/25/2005    9.336                9.381           7.444          9.296
-------------------------------------------------------------------------------------
  24        6/25/2005    9.072                9.120           7.221          9.028
-------------------------------------------------------------------------------------
  25        7/25/2005    9.576                9.643           7.707          9.515
-------------------------------------------------------------------------------------
  26        8/25/2005    9.293                9.364           7.465          9.229
-------------------------------------------------------------------------------------
  27        9/25/2005    9.287                9.361           7.472          9.219
-------------------------------------------------------------------------------------
  28       10/25/2005   10.107               10.185           7.729         10.038
-------------------------------------------------------------------------------------
  29       11/25/2005    9.808                9.889           7.488          9.735
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------
  30       12/25/2005             7.729           10.341         10.007
-------------------------------------------------------------------------
  31        1/25/2006             7.487           10.030          9.698
-------------------------------------------------------------------------
  32        2/25/2006             7.494           10.027          9.680
-------------------------------------------------------------------------
  33       11/25/2005             8.309           11.020         10.596
-------------------------------------------------------------------------
  34       12/25/2005             7.543           10.780         10.208
-------------------------------------------------------------------------
  35        1/25/2006             7.804           11.120         10.496
-------------------------------------------------------------------------
  36        2/25/2006             7.561           10.782         10.164
-------------------------------------------------------------------------
  37        3/25/2006             7.822           11.107         10.439
-------------------------------------------------------------------------
  38        4/25/2006             7.503           10.771         10.109
-------------------------------------------------------------------------
  39        5/25/2006             7.502           10.769         10.084
-------------------------------------------------------------------------
  40        6/25/2006             7.751           11.698         10.773
-------------------------------------------------------------------------
  41        7/25/2006             7.500           11.349         10.431
-------------------------------------------------------------------------
  42        8/25/2006             7.749           11.690         10.707
-------------------------------------------------------------------------
  43        9/25/2006             7.499           11.333         10.363
-------------------------------------------------------------------------
  44       10/25/2006             7.498           11.326         10.329
-------------------------------------------------------------------------
  45       11/25/2006             8.300           12.440         11.281
-------------------------------------------------------------------------
  46       12/25/2006             7.496           11.349         10.285
-------------------------------------------------------------------------
  47        1/25/2007             7.745           11.691         10.557
-------------------------------------------------------------------------
  48        2/25/2007             7.494           11.335         10.218
-------------------------------------------------------------------------
  49        3/25/2007             7.743           11.675         10.486
-------------------------------------------------------------------------
  50        4/25/2007             7.492           11.319         10.151
-------------------------------------------------------------------------
  51        5/25/2007             7.491           11.315         10.119
-------------------------------------------------------------------------
  52        6/25/2007             7.740           11.684         10.402
-------------------------------------------------------------------------
  53        7/25/2007             7.489           11.331         10.071
-------------------------------------------------------------------------
  54        8/25/2007             7.738           11.669         10.334
-------------------------------------------------------------------------
  55        9/25/2007             7.487           11.315         10.005
-------------------------------------------------------------------------
  56       10/25/2007             7.486           11.307          9.972
-------------------------------------------------------------------------
  57       11/25/2007             8.001           12.014         10.545
-------------------------------------------------------------------------
  58       12/25/2007             7.484           11.291          9.907
-------------------------------------------------------------------------
  59        1/25/2008             7.733           11.628         10.165
-------------------------------------------------------------------------
  60        2/25/2008             7.482           11.277          9.845
-------------------------------------------------------------------------
  61        3/25/2008             7.730           11.613         10.101
-------------------------------------------------------------------------
  62        4/25/2008             7.480           11.261          9.782
-------------------------------------------------------------------------
  63        5/25/2008             7.479           11.253          9.751
-------------------------------------------------------------------------
  64        5/25/2008             7.727           11.588         10.005
-------------------------------------------------------------------------
  65        6/25/2008             7.477           11.238          9.690
-------------------------------------------------------------------------
  66        7/25/2008             7.725           11.573          9.942
-------------------------------------------------------------------------
  67        8/25/2008             7.475           11.223          9.630
-------------------------------------------------------------------------
  68        9/25/2008             7.474           11.215          9.601
-------------------------------------------------------------------------
  69       10/25/2008             8.274           12.302         10.468
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------
  30       12/25/2005      10.084               10.169           7.745          10.007
--------------------------------------------------------------------------------------
  31        1/25/2006       9.778                9.868           7.504           9.698
--------------------------------------------------------------------------------------
  32        2/25/2006       9.763                9.857           7.512           9.680
--------------------------------------------------------------------------------------
  33       11/25/2005      10.683               10.780           8.329          10.596
--------------------------------------------------------------------------------------
  34       12/25/2005      10.298               10.399           7.555          10.208
--------------------------------------------------------------------------------------
  35        1/25/2006      10.590               10.695           7.817          10.496
--------------------------------------------------------------------------------------
  36        2/25/2006      10.261               10.371           7.574          10.164
--------------------------------------------------------------------------------------
  37        3/25/2006      10.539               10.654           7.837          10.439
--------------------------------------------------------------------------------------
  38        4/25/2006      10.213               10.332           7.425          10.109
--------------------------------------------------------------------------------------
  39        5/25/2006      10.192               10.315           7.422          10.084
--------------------------------------------------------------------------------------
  40        6/25/2006      10.883               11.010           7.666          10.773
--------------------------------------------------------------------------------------
  41        7/25/2006      10.545               10.677           7.415          10.431
--------------------------------------------------------------------------------------
  42        8/25/2006      10.825               10.961           7.659          10.707
--------------------------------------------------------------------------------------
  43        9/25/2006      10.485               10.626           7.409          10.363
--------------------------------------------------------------------------------------
  44       10/25/2006      10.454               10.600           7.406          10.329
--------------------------------------------------------------------------------------
  45       11/25/2006      11.410               11.561           8.196          11.281
--------------------------------------------------------------------------------------
  46       12/25/2006      10.418               10.574           7.400          10.285
--------------------------------------------------------------------------------------
  47        1/25/2007      10.694               10.854           7.644          10.557
--------------------------------------------------------------------------------------
  48        2/25/2007      10.359               10.525           7.394          10.218
--------------------------------------------------------------------------------------
  49        3/25/2007      10.631               10.802           7.637          10.486
--------------------------------------------------------------------------------------
  50        4/25/2007      10.300               10.476           7.388          10.151
--------------------------------------------------------------------------------------
  51        5/25/2007      10.272               10.453           7.385          10.119
--------------------------------------------------------------------------------------
  52        6/25/2007      10.559               10.745           7.628          10.402
--------------------------------------------------------------------------------------
  53        7/25/2007      10.232               10.423           7.379          10.071
--------------------------------------------------------------------------------------
  54        8/25/2007      10.499               10.695           7.623          10.334
--------------------------------------------------------------------------------------
  55        9/25/2007      10.174               10.375           7.374          10.005
--------------------------------------------------------------------------------------
  56       10/25/2007      10.145               10.352           7.371           9.972
--------------------------------------------------------------------------------------
  57       11/25/2007      10.721               10.933           7.877          10.545
--------------------------------------------------------------------------------------
  58       12/25/2007      10.088               10.306           7.366           9.907
--------------------------------------------------------------------------------------
  59        1/25/2008      10.350               10.573           7.608          10.165
--------------------------------------------------------------------------------------
  60        2/25/2008      10.034               10.262           7.360           9.845
--------------------------------------------------------------------------------------
  61        3/25/2008      10.294               10.528           7.603          10.101
--------------------------------------------------------------------------------------
  62        4/25/2008       9.979               10.219           7.355           9.782
--------------------------------------------------------------------------------------
  63        5/25/2008       9.952               10.197           7.352           9.751
--------------------------------------------------------------------------------------
  64        5/25/2008      10.209               10.460           7.595          10.005
--------------------------------------------------------------------------------------
  65        6/25/2008       9.899               10.155           7.348           9.690
--------------------------------------------------------------------------------------
  66        7/25/2008      10.155               10.417           7.590           9.942
--------------------------------------------------------------------------------------
  67        8/25/2008       9.847               10.115           7.343           9.630
--------------------------------------------------------------------------------------
  68        9/25/2008       9.822               10.095           7.340           9.601
--------------------------------------------------------------------------------------
  69       10/25/2008      10.693               10.971           8.124          10.468
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------
  70       11/25/2008             7.472           11.199          9.542
-----------------------------------------------------------------------
  71       12/25/2008             7.720           11.531          9.791
-----------------------------------------------------------------------
  72        1/25/2009             7.470           11.184          9.486
-----------------------------------------------------------------------
  73        2/25/2009             7.718           11.515          9.733
-----------------------------------------------------------------------
  74        3/25/2009             7.468           11.168          9.430
-----------------------------------------------------------------------
  75        4/25/2009             7.467           11.160          9.403
-----------------------------------------------------------------------
  76        5/25/2009             7.715           11.490          9.648
-----------------------------------------------------------------------
  77        6/25/2009             7.465           11.144          9.349
-----------------------------------------------------------------------
  78        7/25/2009             7.713           11.475          9.593
-----------------------------------------------------------------------
  79        8/25/2009             7.463           11.129          9.297
-----------------------------------------------------------------------
  80        9/25/2009             7.462           11.121          9.271
-----------------------------------------------------------------------
  81       10/25/2009             8.261           12.194         10.107
-----------------------------------------------------------------------
  82       11/25/2009             7.461           11.106          9.220
-----------------------------------------------------------------------
  83       12/25/2009             7.708           11.433          9.462
-----------------------------------------------------------------------
  84        1/25/2010             7.459           11.091          9.171
-----------------------------------------------------------------------
  85        2/25/2010             7.706           11.417          9.412
-----------------------------------------------------------------------
  86        3/25/2010             7.458           11.075          9.123
-----------------------------------------------------------------------
  87        4/25/2010             7.465           11.067          9.100
-----------------------------------------------------------------------
  88        5/25/2010             7.721           11.392          9.339
-----------------------------------------------------------------------
  89        6/25/2010             7.479           11.051          9.053
-----------------------------------------------------------------------
  90        7/25/2010             7.736           11.376          9.292
-----------------------------------------------------------------------
  91        8/25/2010             7.494           11.035          9.009
-----------------------------------------------------------------------
  92        9/25/2010             7.501           11.028          0.000
-----------------------------------------------------------------------
  93       10/25/2010             8.314           12.085          0.000
-----------------------------------------------------------------------
  94       11/25/2010             7.518           11.012          0.000
-----------------------------------------------------------------------
  95       12/25/2010             7.777           11.335          0.000
-----------------------------------------------------------------------

--------------------------------------------------------------------------------------
  70       11/25/2008       9.772                10.056          7.336           9.542
--------------------------------------------------------------------------------------
  71       12/25/2008      10.024                10.314          7.578           9.791
--------------------------------------------------------------------------------------
  72        1/25/2009       9.723                10.019          7.331           9.486
--------------------------------------------------------------------------------------
  73        2/25/2009       9.974            356798472.000       7.573           9.733
--------------------------------------------------------------------------------------
  74        3/25/2009       9.675                9.675           7.327           9.430
--------------------------------------------------------------------------------------
  75        4/25/2009       9.652                9.652           7.325           9.403
--------------------------------------------------------------------------------------
  76        5/25/2009       9.901                9.901           7.567           9.648
--------------------------------------------------------------------------------------
  77        6/25/2009       9.606                9.606           7.321           9.349
--------------------------------------------------------------------------------------
  78        7/25/2009       9.854                9.854           7.563           9.593
--------------------------------------------------------------------------------------
  79        8/25/2009       9.561                9.561           7.317           9.297
--------------------------------------------------------------------------------------
  80        9/25/2009       9.539                9.539           7.318           9.271
--------------------------------------------------------------------------------------
  81       10/25/2009   369763058.571            0.000           8.107          10.107
--------------------------------------------------------------------------------------
  82       11/25/2009       9.220                0.000           7.327           9.220
--------------------------------------------------------------------------------------
  83       12/25/2009       9.462                0.000           7.576           9.462
--------------------------------------------------------------------------------------
  84        1/25/2010       9.171                0.000           7.337           9.171
--------------------------------------------------------------------------------------
  85        2/25/2010       9.412                0.000           7.586           9.412
--------------------------------------------------------------------------------------
  86        3/25/2010       9.123                0.000           7.347           9.123
--------------------------------------------------------------------------------------
  87        4/25/2010       9.100                0.000           7.352           9.100
--------------------------------------------------------------------------------------
  88        5/25/2010       9.339                0.000           7.602           9.339
--------------------------------------------------------------------------------------
  89        6/25/2010       9.053                0.000           7.363           9.053
--------------------------------------------------------------------------------------
  90        7/25/2010       9.292                0.000           7.614           9.292
--------------------------------------------------------------------------------------
  91        8/25/2010       9.009                0.000           0.000           9.009
--------------------------------------------------------------------------------------
  92        9/25/2010       0.000                0.000           0.000           0.000
--------------------------------------------------------------------------------------
  93       10/25/2010       0.000                0.000           0.000           0.000
--------------------------------------------------------------------------------------
  94       11/25/2010       0.000                0.000           0.000           0.000
--------------------------------------------------------------------------------------
  95       12/25/2010       0.000                0.000           0.000           0.000
--------------------------------------------------------------------------------------